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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2005

Waste Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8
(Address of principal executive offices and zip code)

(905) 319-1237
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Item 8.01 — Other Events

Waste Services, Inc. today announced that it has filed a complaint today in the United States District Court in the Middle District of Florida (Orlando) against Waste Management Inc., the largest provider of waste disposal services in North America. The complaint alleges that Waste Management sought to prevent Waste Services from establishing itself as an effective competitor to Waste Management in the State of Florida by tortiously interfering with Waste Services' business relationships and committing antitrust violations under both Federal and Florida law.

Section 9 — Item 9.01 — Financial Statements and Exhibits

(c)	Exhibits
99.1	Press Release, dated March 3, 2005.
99.2	Complaint in the United States District Court in the Middle District of Florida (Orlando) against Waste Management Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASTE SERVICES, INC

By: /s/ Ivan R. Cairns
Ivan R. Cairns
Executive Vice President,
General Counsel & Secretary

Date: March 3, 2005

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SIGNATURE